ING Life Insurance and Annuity Company
Variable Annuity Account B

Group Variable Annuity Contracts for Employer-Sponsored Deferred Compensation

Supplement dated November 3, 2004 to the
Contract Prospectus, Contract Prospectus Summary and
Statement of Additional Information, each dated May 1, 2004, as supplemented on August 4, 2004, August 18, 2004 and October 29, 2004

The information in this Supplement updates and amends certain information contained in the Contract Prospectus, Contract Prospectus Summary and Statement of Additional Information. You should read this Supplement along with the current Contract Prospectus, Contract Prospectus Summary and Statement of Additional Information (SAI).

1.

Effective November 8, 2004, the names of the following funds will change as reflected in the chart below. Accordingly, effective November 8, 2004, all references to these funds in the Contract Prospectus, Contract Prospectus Summary and SAI are replaced with the new fund names.

	Current Fund Name	Fund Name (effective November 8, 2004)
	ING Alger Aggressive Growth Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio
	ING Alger Growth Portfolio	ING American Century Select Portfolio
	ING MFS Global Growth Portfolio	ING Oppenheimer Global Portfolio
	ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity and Income Portfolio

2.

The information for the ING Alger Aggressive Growth Portfolio, ING Alger Growth Portfolio, ING MFS Global Growth Portfolio, and ING UBS U.S. Allocation Portfolio appearing in the Fund Expense Table beginning on page 7 of the Contract Prospectus is deleted and replaced with the following to reflect changes in fund names effective November 8, 2004 and changes in fund fees and expenses effective December 1, 2004.

Fund Name	Management (Advisory) Fees	12b-1 Fee	Other Expenses	Total Annual Fund Operating Expenses	Fees and Expenses Waived or Reimbursed	Net Annual Fund Operating Expenses
ING American Century Select Portfolio (Service Class) (24) (25)	0.64%	--	0.27%	0.91%	--	0.91%
ING Oppenheimer Global Portfolio (Service Class) (25)	0.60%	--	0.31%	0.91%	--	0.91%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio (Service Class) (24)(25)	0.64%	--	0.27%	0.91%	--	0.91%
ING Van Kampen Equity and Income Portfolio (Service Class) (24)(25)	0.55%	--	0.27%	0.82%	--	0.82%

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3.	The Footnotes to "Fund Expense Table" beginning on page 10 of the Contract Prospectus are amended by deleting footnote (14) and by adding the following footnotes:
(24)

Effective December 1, 2004, Management (Advisory) Fees have been restated to reflect a decrease as follows: from 0.80% to 0.64% for ING American Century Select Portfolio; from 0.85% to 0.64% for ING T. Rowe Price Diversified Mid Cap Portfolio; and from 0.85% to 0.55% for ING Van Kampen Equity and Income Portfolio.

(25)

Other Expenses include a Shareholder Services Fee of 0.25%. Effective December 1, 2004, the administrative fees have been restated to reflect a decrease as follows for Service Class shares: from 0.20% to 0.02% for ING American Century Select Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, and ING Van Kampen Equity and Income Portfolio; and from 0.60% to 0.06% for ING Oppenheimer Global Portfolio.

4.

The information for ING Alger Aggressive Growth Portfolio, ING Alger Growth Portfolio, ING MFS Global Growth Portfolio, and ING UBS U.S. Allocation Portfolio appearing in Appendix IV - Fund Descriptions in the Contract Prospectus is deleted and replaced with the following to reflect changes in fund names, subadvisers and principal investment strategies effective November 8, 2004.

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investment Strategies
ING Partners, Inc. -- ING American Century Select Portfolio (formerly ING Alger Growth Portfolio) (Service Class)	ING Life Insurance and Annuity Company Subadviser: American Century Investment Management, Inc.

Seeks long-term capital appreciation. Invests in stocks of companies the subadviser believes will increase in value over time, using a growth investment strategy developed by the subadviser that looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace.

ING Partners, Inc. -- ING Oppenheimer Global Portfolio (formerly ING MFS Global Growth Portfolio) (Service Class)	ING Life Insurance and Annuity Company Subadviser: OppenheimerFunds, Inc.

Seeks capital appreciation. Invests mainly in common stocks of companies in the U.S. and foreign countries. Can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets.

ING Partners, Inc. -- ING T. Rowe Price Diversified Mid Cap Growth Portfolio (formerly ING Alger Aggressive Growth Portfolio) (Service Class)	ING Life Insurance and Annuity Company Subadviser: T. Rowe Price Associates Inc.

Seeks long-term capital appreciation. Will normally invest at least 80% of its total assets in the equity securities of companies having a market capitalization within the range of companies in the Russell MidCap Growth Index or the S&P Mid Cap 400 Index. Focuses on midsize companies whose earnings are expected to grow at a rate faster than the average company.

ING Partners, Inc. -- ING Van Kampen Equity and Income Portfolio (formerly ING UBS U.S. Allocation Portfolio) (Service Class)	ING Life Insurance and Annuity Company Subadviser: Morgan Stanley Investment Management, Inc.

Seeks total return, consisting of long-term capital appreciation and current income. Under normal circumstances, invests at least 80% of net assets (plus any borrowings for investment purposes) in equity and income securities at the time of investment. Invests primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. Under normal market conditions, invests at least 65% of total assets in income-producing equity securities.

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5.

The information for ING VP Value Opportunity Portfolio appearing in Appendix IV - Fund Descriptions in the Contract Prospectus is deleted and replaced with the following to reflect a change in the principal investment strategy effective October 1, 2004.

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investment Strategies
ING Variable Portfolios, Inc. - ING VP Value Opportunity Portfolio (Class I Shares)	ING Investments, LLC Subadviser: ING Investment Management Co.

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock. Under normal market conditions, invests at least 65% of total assets in common stocks.

6.

The information for ING Alger Aggressive Growth Portfolio, ING Alger Growth Portfolio, ING MFS Global Growth Portfolio, and ING UBS U.S. Allocation Portfolio appearing in the Fund Expense Table on page 9 of the Contract Prospectus Summary is deleted and replaced with the following to reflect changes in fund names effective November 8, 2004 and changes in fund fees and expenses effective December 1, 2004.

	Column 1	Column 2	Column 3
	Maximum Subaccount Annual Expenses	Total Annual Fund Operating Expenses	Total Annual Expenses (Subaccount Plus Fund Expenses)
ING American Century Select Portfolio (Service Class)	1.50%	0.91%	2.41%
ING Oppenheimer Global Portfolio (Service Class)	1.50%	0.91%	2.41%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio (Service Class)	1.50%	0.91%	2.41%
ING Van Kampen Equity and Income Portfolio (Service Class)	1.50%	0.82%	2.32%

X.75996-04IP C04-1026-005R	Page 3 of 3	November 2004